UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

550 E. Swedesford Road

Suite 120

Wayne, PA 19087

 (Address of principal executive offices)(Zip code)

Conestoga Capital Advisors

550 E. Swedesford Road

Suite 120

Wayne, PA 19087

 (Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Ste 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA FUNDS

SMALL CAP FUND

SMID CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2015

Dear Fellow Shareholders of the Conestoga Funds,

This fiscal year (October 1, 2014 through September 30, 2015) proved to be a particularly difficult period of time for equity investors. The first six months continued the bullish trend that has existed over the past six years, however, volatility returned in the final six months and equity markets declined.  International considerations, the slowing of growth in China, the decline in world oil prices, lofty stock prices and the specter of higher interest rates all played a part in creating the very high volatility.

Investors’ expectations of volatility increased, as was observed in the Chicago Board of Exchange Volatility Index (VIX).  Often called the “fear gauge”, the VIX serves as a barometer of investors’ concerns about future volatility in the S&P 500 Index.  Having spent much of the last few years at a below average level of about 14%, the VIX spiked to over 40% during the summer and then returned to a more average level of 20%.

We have observed historically that when volatility rises, the Conestoga investment approach has typically outperformed its benchmarks, and we are pleased to report this was the case over the last six months. During these types of market environments, we expect the advantages of a conservative, high-quality strategy to bear fruit vis-a-vis a passive index.

Conestoga Capital Advisors, LLC, the investment adviser to the Conestoga Small Cap Fund and Conestoga SMid Cap Fund, deepened the research capability of the firm by adding two very experienced investment analysts. Their new associates; Derek Johnston, CFA, and Larry Carlin, CFA, are both generalist research analysts with experience investing using similar investment philosophies.  Their addition well prepares Conestoga for the future retirement of David Lawson, CFA, which is planned for February 2016.

On behalf of the entire Funds Board of Trustees, thank you for your investment in the Conestoga Funds.

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.

Chairman and Chief Executive Officer

The Conestoga Funds

Dear Fellow Shareholders,

The Conestoga Funds’ fiscal year (October 1, 2014 through September 30, 2015) began with a continuation of the rally that has been in place since March 2009.  Stock markets moved higher in the first six months of the fiscal year on continued optimism for an improving economy and low interest rates.  However, concerns about global growth and rising U.S. interest rates derailed equity markets in the second half of the fiscal year, with stock prices falling sharply in August and September.  Continued weakness in the Chinese economy and its stock markets had a ripple effect across commodities prices and weighed on other economies.  Oil remained stuck in a rut (or glut), and prices for other raw materials reflected soft industrial demand.

At the same time, predictions on when the Federal Reserve would begin to raise U.S. interest rates were a prime focus for investors.  Consensus thinking in early 2015 was that the Federal Reserve would begin raising rates in September, but weaker-than-expected employment figures, including a downward revision of earlier reports, postponed a rate increase this quarter.  Investors were left to debate whether the rate rise would now occur in December 2015, or be delayed until next year.  As we have stated in past commentaries, we at Conestoga Capital Advisors, LLC believe the economy would be better served by modest interest rate increases over the next year or two, as opposed to the current situation of policymakers periodically reminding investors that the economy is so weak that rates cannot be raised.

The major U.S. indices (S&P 500, Dow Jones Industrial Average, and Russell 2000) all fell more than 10% from their highs in mid-June 2015.  The market’s recent favorite industries—biotechnology and pharmaceuticals—were particularly hard hit.  The high valuations of the biopharma industries appeared particularly vulnerable in the sell-off.  In the era of social media, this was compounded by Hillary Clinton’s tweet that she would aggressively rein in drug pricing, as well as old media reports on profiteering by several drug companies.

As managers and fellow shareholders of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund, we were pleased to see the Funds perform as we would expect in the down market from mid-June through the end of September.  We expect the strategy to protect capital during periods of market uncertainty and higher volatility.  Returns for both Funds are below:

	3Q 2015	YTD 2015	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-1-02)
Conestoga Small Cap Fund (Investors Class)	-8.45%	-0.68%	8.95%	11.18%	12.66%	8.06%	10.65%
Russell 2000 Index	-11.92%	-7.73%	1.25%	11.02%	11.73%	6.55%	10.24%
Russell 2000 Growth Index	-13.06%	-5.47%	4.04%	12.85%	13.26%	7.67%	10.96%

	3Q 2015	YTD 2015	1 Year	Since Inception* (1-21-14)
Conestoga SMid Cap Fund (Investors Class)	-9.40%	-5.66%	-0.69%	-8.10%
Russell 2500 Index	-10.30%	-5.98%	0.38%	-0.10%
Russell 2500 Growth Index	-11.05%	-3.85%	3.35%	0.93%

* Note – All periods longer than one year are annualized.

SMALL CAP FUND PERFORMANCE REVIEW

Over the last 12 months, the solid absolute and relative performance was driven by stock selection.  Indicative of the strong stock selection is the fact that the Fund’s top 10 weightings (based on beginning portfolio value) were up on average 17.87% for the last 12 months.  Sector allocation was a slight negative for returns over this period. A significant portion of the Fund’s excess return was delivered in the second half of the fiscal year as the markets became more volatile and the biotech/pharmaceutical sector experienced significant declines.

From a stock selection perspective, the Fund’s stock selection was strong in six out of the seven sectors in which it has exposure.  Selection had a particularly noteworthy effect within four sectors-consumer discretionary, healthcare, materials and processing and producer durables.  We had a number of very strong performances from individual securities such as Stamps.com, Cantel Medical and Tyler Technologies. Given the weakness in commodities, particularly oil and crop prices, it is not surprising that two biggest detractors in the Fund were Contango Oil and Gas and Raven Industries.  The biggest detractor in the Fund was Stratasys, a 3-D printing company.  We sold Contango Oil and Gas and Stratasys during the course of the fiscal year and we trimmed Raven down to a 1% weighting during the same period.

From a sector allocation perspective, the Fund’s underweight of financial services had the most adverse impact to the Fund.  The Fund’s significant overweight to technology enhanced the Fund’s return.

During the last 12 months, the Fund’s turnover has been below its historical average. While we have been relatively active on paring names for various reasons, new ideas and partial buys have been a little light.  This is because of our unusual activity on the partial buy side in the previous fiscal year where we took advantage of the price declines in a substantial number of our existing holdings.

SMID CAP FUND PERFORMANCE REVIEW

Over the course of the fiscal year, stock selection had a positive influence on returns for the SMid Cap Fund, while sector allocation was negative. The SMid Cap Fund’s technology sector holdings provided the strongest contribution to returns over the past year, with several holdings increasing more than 40%. Stock selection was also positive in the financial services and materials/processing sectors.

From a sector allocation perspective, the SMid Cap Fund’s overweights in producer durables and energy and its underweight in healthcare held back performance over the past year. In the first half of the last fiscal year, the SMid Cap Fund’s low weighting in biotechnology and pharmaceutical companies had a big influence on relative performance, as stocks in those industries rose dramatically. Our investment style at Conestoga emphasizes profitability and defensible competitive advantage in our holdings, characteristics that are lacking in many of the more speculative healthcare issues in the indices, so we have remained underweighted in these areas. This underweighting has helped the SMid Cap Fund over the last six months and, along with stock selection, has contributed to the SMid Cap Fund’s outperformance over that period.

The SMid Cap Fund’s holdings continue to have high quality investment characteristics, including superior levels of profitability and projected earnings growth, with lower levels of debt, compared to the Russell indices. These characteristics give us confidence in the positioning of the Fund in the current market environment and for the longer term.

CONESTOGA CAPITAL ADVISORS FIRM UPDATE

In June, Conestoga announced the addition of Derek Johnston, CFA and Larry Carlin, CFA to the firm as Equity Research Analysts.  Derek Johnston is joining Conestoga from 300 North Capital, a growth-equity investment manager based in Pasadena, CA.  At 300 North Capital, he served as a Co-Portfolio Manager for the firm’s SMid Cap Growth and Small Cap Growth strategies.  Larry Carlin joins Conestoga from Columbia Partners, where he provided fundamental research for long-only portfolios and a hedge fund.  Both Derek and Larry have over 15 years of investment experience.

Conestoga also announced the retirement of Dave Lawson, expected in the first quarter of 2016. Dave is a Managing Partner and Co-Portfolio Manager of the SMid Cap Fund, with research responsibilities across the small- and mid-capitalization sectors.  Dave joined Conestoga in 2008 and became a Managing Partner in 2009.  We wish Dave all the best in retirement.

As always, we appreciate your investment in the Conestoga Funds.  We look forward to serving you in the years ahead.

Sincerely,

Robert M. Mitchell

Joseph F. Monahan

Managing Partner – Co-Portfolio Manager

Managing Partner – Co-Portfolio Manager

David M. Lawson

Managing Partner – Co-Portfolio Manager

CONESTOGA SMALL CAP FUND INVESTORS SHARE CLASS

Comparison of Changes in Value of $10,000 (unaudited)

As of Closing Business Day Prior to Inception (September 30, 2002)

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
Value of $10,000 Invested 10/01/2002
10/1/02
9/30/03
9/30/04
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
Conestoga Small Cap Fund Investors Class $37,279
Russell 2000 Index $35,486
Russell 2000 Growth Index $38,639

Average Annual Total Returns
Returns for the Periods Ended September 30, 2015

	1Year	3Year	5Year	10Year	Since Inception (10/01/2002)
Conestoga Small Cap Fund - Investors Class	8.95 %	11.18 %	12.66 %	8.06 %	10.65 %
Russell 2000 Index	1.25 %	11.02 %	11.73 %	6.55 %	10.24 %
Russell 2000 Growth Index	4.04 %	12.85 %	13.26 %	7.67 %	10.96 %

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap". The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMALL CAP FUND INSTITUTIONAL SHARE CLASS

Comparison of Changes in Value of $25,000,000 (unaudited)

As of Closing Business Day Prior to Inception (August 12, 2014)

$26,500,000
$26,000,000
$25,500,000
$25,000,000
$24,500,000
$24,000,000
$23,500,000
$23,000,000
$22,500,000
Value of $25,000,000 Invested 8/13/2014
Conestoga Small Cap Fund Institutional Class $26,064,325
Russell 2000 Index $24,473,902
Russell 2000 Growth Index $25,367,538
8/13/14
09/30/14
11/30/14
01/31/15
03/31/15
05/31/15
07/31/15
09/30/15

Returns for the Periods Ended September 30, 2015

	1 Year	Since Inception (8/13/2014)
Conestoga Small Cap Fund Institutional Class	9.18 %	3.76 %
Russell 2000 Index	1.25 %	-1.86 %
Russell 2000 Growth Index	4.04 %	1.30 %

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Index ("Russell 2000") measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap". The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMID CAP FUND INVESTORS SHARE CLASS

Comparison of Changes in Value of $10,000 (unaudited)

As of Closing Business Day Prior to Inception (January 20, 2014)

$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
Value of $10,000 Invested 1/21/2014
Conestoga SMid Cap Fund Investors Class $8,670
Russell 2500 Index $9,983
Russell 2500 Growth Index $10,158
1/21/2014
3/31/2014
6/30/2014
9/30/2014
12/31/2014
3/31/2015
6/30/2015
9/30/2015

Returns for the Periods Ended September 30, 2015

	1 Year	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	-0.69 %	-8.10 %
Russell 2500 Index	0.38 %	-0.10 %
Russell 2500 Growth Index	3.35 %	0.93 %

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500™ ("Russell 2500") Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell's leading style methodology.

CONESTOGA SMID CAP FUND INSTITUTIONAL SHARE CLASS

Comparison of Changes in Value of $25,000 (unaudited)

As of Closing Business Day Prior to Inception (December 14, 2014)

$25,400
$25,200
$25,000
$24,800
$24,600
$24,400
$24,200
$24,000
$23,800
Value of $25,000 Invested 12/15/2014
Conestoga SMid Cap Fund Institutional Class $24,355
Russell 2500 Index $24,720
Russell 2500 Growth Index $25,240
12/15/2014
01/31/15
03/31/15
05/31/15
07/31/15
09/30/15

Returns for the Period Ended September 30, 2015

	Since Inception (12/15/2014)
Conestoga SMid Cap Fund Institutional Class	-2.58 %
Russell 2500 Index	-1.12 %
Russell 2500 Growth Index	0.96 %

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500™ ("Russell 2500") Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell's leading style methodology.

CONESTOGA FUNDS

Expense Examples

(Unaudited)

As a shareholder of the Conestoga Small Cap Fund and/or the Conestoga SMid Cap Fund, you incur the following costs: management fees, trustee fees, transaction costs and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in these Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples for the Conestoga Small Cap Fund's Investors Class and Institutional Class and the Conestoga SMid Cap Fund's Investors Class and Institutional Class are each based on an investment of $1,000 at the beginning of the period and held for the entire period, April 1, 2015 through September 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in these Funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which are not charged by our Funds but which may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Conestoga Small Cap Fund - Investors Class:	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	April 1, 2015	September 30, 2015	April 1, 2015 through September 30, 2015

Actual	$1,000.00	$ 944.95	$5.36
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,019.55	$5.57

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Conestoga Small Cap Fund - Institutional Class:	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	April 1, 2015	September 30, 2015	April 1, 2015 through September 30, 2015

Actual	$1,000.00	$ 945.87	$4.39
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,020.56	$4.56

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 ( to reflect the one half year period ).

Conestoga SMid Cap Fund - Investors Class:	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	April 1, 2015	September 30, 2015	April 1, 2015 through September 30, 2015

Actual	$1,000.00	$ 914.56	$6.48
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.30	$6.83

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Conestoga SMid Cap Fund - Institutional Class:	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	April 1, 2015	September 30, 2015	April 1, 2015 through September 30, 2015

Actual	$1,000.00	$ 915.70	$5.28
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,019.55	$5.57

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

September 30, 2015

(Unaudited)

The following chart gives a visual breakdown of the Small Cap Fund by the economic sectors* in which it invests.  The underlying securities represent a percentage of the total investments.  The total investments of the Fund on September 30, 2015 were $586,990,013.

Consumer Discretionary
12.67%
Energy
1.98%
Financial Services
3.32%
Healthcare
27.66%
Materials and Processing
10.09%
Producer Durables
16.00%
Technology
28.28%

* Russell Sectors

CONESTOGA SMALL CAP FUND
Schedule of Investments
September 30, 2015
			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Auto Parts
339,224	Dorman Products, Inc. *	$ 17,263,109
Commercial Services
325,400	Mobile Mini, Inc.	10,019,066
Consumer Services, Misc.
268,150	Stamps.com, Inc. *	19,845,782
Educational Services
281,850	Grand Canyon Education, Inc. *	10,707,481
549,260	Healthstream, Inc. *	11,979,361
Educational Services Total		22,686,842
Specialty Retail
129,650	Hibbett Sports, Inc. *	4,539,046

Consumer Discretionary Sector Total		74,353,845	12.57%

Energy
Oil: Crude Producers
559,756	Matador Resources Co. *	11,609,339

Energy Sector Total		11,609,339	1.96%

Financial Services
Asset Management & Custodian
245,175	Westwood Holdings Group, Inc.	13,325,261
Financial Data & Systems
76,550	Morningstar, Inc.	6,143,903

	Financial Services Sector Total	19,469,164	3.29%

Healthcare
Bio-Technology Research and Production
154,225	Ligand Pharmaceuticals, Inc. *	13,209,371
324,250	Repligen Corp. *	9,030,362
Bio-Technology Research and Production Total		22,239,733
Healthcare Management Services
57,767	Exponent, Inc.	2,574,098
402,400	Healthcare Services Group, Inc.	13,560,880
431,500	National Research Corp., Class A #	5,152,110
202,597	National Research Corp., Class B #	6,685,701
691,350	Omnicell, Inc. *	21,500,985
Healthcare Management Services Total		49,473,774
Healthcare Services
224,600	Medidata Solutions, Inc. *	9,457,906

* Non-income producing.

# The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an "affiliated company" as that term is defined in the Investment Company Act of 1940, as amended (Note 3).

CONESTOGA SMALL CAP FUND
Schedule of Investments (Continued)
September 30, 2015

			% of Total
Shares		Value	Net Assets

Medical Equipment
106,900	Abaxis, Inc.	$ 4,702,531
Medical and Dental Instruments and Supplies
232,125	Align Technology, Inc. *	13,175,415
73,775	Bio-Techne Corp.	6,821,237
480,500	Cantel Medical Corp.	27,244,350
397,575	Neogen Corp. *	17,886,899
350,698	Vascular Solutions, Inc. *	11,366,122
Medical and Dental Instruments and Supplies Total		76,494,023

	Healthcare Sector Total	162,367,967	27.44%

Materials and Processing
Building: Climate Control
999,000	AAON, Inc.	19,360,620
Building Materials
257,975	Trex Company, Inc. *	8,598,307
449,600	Simpson Manufacturing Company, Inc.	15,057,104
Building Materials Total		23,655,411
Chemicals: Specialty
266,375	Balchem Corp., Class B	16,187,609

Materials and Processing Sector Total		59,203,640	10.01%

Producer Durables
Back Office Support HR & Consulting
314,350	Advisory Board Co. *	14,315,499
82,275	Costar Group, Inc. *	14,238,512
Back Office Support HR & Consulting Total		28,554,011
Commercial Services
483,112	Rollins, Inc.	12,981,219
Diversified Manufacturing Operations
167,300	Raven Industries, Inc.	2,835,735
Machinery: Industrial
265,975	Proto Labs, Inc. *	17,820,325
Scientific Instruments: Control and Filter
468,825	Sun Hydraulics Corp.	12,878,623
Scientific Instruments: Gauges & Meters
169,960	Mesa Laboratories, Inc.	18,933,544

Producer Durables Sector Total		94,003,457	15.89%

Technology
Computer Services Software and Systems
863,575	ACI Worldwide, Inc. *	18,238,704
360,300	Blackbaud, Inc.	20,220,036
675,750	Bottomline Technologies, Inc. *	16,900,508
564,022	EXA Corp. *	5,826,347
351,350	Fleetmatics Group PLC (Ireland) *	17,247,771
769,400	NIC, Inc.	13,626,074
783,875	Pros Holdings, Inc. *	17,354,992
106,888	SciQuest, Inc. *	1,068,880
313,800	SPS Commerce, Inc. *	21,303,882
147,725	Tyler Technologies, Inc. *	22,056,820
Computer Services Software and Systems Total		153,844,014

* Non-income producing.
CONESTOGA SMALL CAP FUND
Schedule of Investments (Continued)
September 30, 2015

			% of Total
Shares		Value	Net Assets

Electronic Components
128,025	NVE Corp.	$ 6,214,335
111,400	Rogers Corp. *	5,924,252
Electronic Components Total		12,138,587

	Technology Sector Total	165,982,601	28.06%

TOTAL COMMON STOCKS
	(Cost $411,592,736)	$586,990,013	99.22%

TOTAL INVESTMENTS
	(Cost $411,592,736)	$586,990,013	99.22%

	Other Assets in Excess of Liabilities	4,632,347	0.78%

	TOTAL NET ASSETS	$591,622,360	100.00%

* Non-income producing.

# The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an "affiliated company" as that term is defined in the Investment Company Act of 1940, as amended (Note 3).

CONESTOGA SMID CAP FUND

Securities Holdings by Sector

September 30, 2015

(Unaudited)

The following chart gives a visual breakdown of the SMid Cap Fund by the economic sectors* in which it invests.  The underlying securities represent a percentage of the total investments.  The total investments of the Fund on September 30, 2015 were $18,459,189.

* Russell Sectors

CONESTOGA SMID CAP FUND
Schedule of Investments
September 30, 2015
			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Auto Parts
10,845	Dorman Products, Inc. *	$ 551,902
24,105	Gentex Corp.	373,748
Auto Parts Total		925,650
Commercial Services
10,685	Mobile Mini, Inc.	328,991
Educational Services
12,435	Grand Canyon Education, Inc. *	472,406
15,425	Healthstream, Inc. *	336,419
Educational Services Total		808,825
Recreational Vehicles & Boats
3,380	Polaris Industries, Inc.	405,161
Specialty Retail
3,810	Hibbett Sports, Inc. *	133,388

Consumer Discretionary Sector Total		2,602,015	14.08%

Energy
Oil: Crude Producers
4,675	SM Energy Co.	149,787
Oil Well Equipment & Services
3,125	Core Laboratories NV (Netherlands)	311,875

Energy Sector Total		461,662	2.50%

Financial Services
Financial Data & Systems
1,770	Morningstar, Inc.	142,060
Insurance: Multi-Line
865	Markel Corp. *	693,609

	Financial Services Sector Total	835,669	4.52%

Healthcare
Bio-Technology Research and Production
3,035	Ligand Pharmaceuticals, Inc. *	259,948
Healthcare Management Services
15,625	Omnicell, Inc. *	485,937

* Non-income producing.
The accompanying notes are an integral part of the financial statements.
CONESTOGA SMID CAP FUND
Schedule of Investments (Continued)
September 30, 2015

			% of Total
Shares		Value	Net Assets

Healthcare Services
6,105	Medidata Solutions, Inc. *	$ 257,082
Medical Equipment
4,675	Abaxis, Inc.	205,653
Medical and Dental Instruments and Supplies
6,310	Align Technology, Inc. *	358,155
4,600	Bio-Techne Corp.	425,316
8,435	Neogen Corp. *	379,491
5,500	Vascular Solutions, Inc. *	178,255
Medical and Dental Instruments and Supplies Total		1,341,217

	Healthcare Sector Total	2,549,837	13.79%

Materials and Processing
Building: Climate Control
20,225	AAON, Inc.	391,961
Building Materials
10,915	Simpson Manufacturing Company, Inc.	365,543
7,700	Trex Company, Inc. *	256,641
Building Materials Total		622,184
Chemicals: Specialty
8,375	Balchem Corp., Class B	508,949

Materials and Processing Sector Total		1,523,094	8.24%

Producer Durables
Aerospace
7,575	Heico Corp., Class A	343,981
Back Office Support HR & Consulting
10,950	Advisory Board Co. *	498,663
12,440	Copart, Inc. *	409,276
3,715	Costar Group, Inc. *	642,918
5,800	IHS, Inc., Class A *	672,800
Back Office Support HR & Consulting Total		2,223,657
Environmental Maint & Security Service
20,927	Rollins, Inc.	562,308
Diversified Manufacturing Operations
12,215	Raven Industries, Inc.	207,044
Scientific Instruments: Control and Filter
12,195	Donaldson Company, Inc.	342,436
4,790	Sun Hydraulics Corp.	131,581
Scientific Instruments: Control and Filter Total		474,017

* Non-income producing.
The accompanying notes are an integral part of the financial statements.
CONESTOGA SMID CAP FUND
Schedule of Investments (Continued)
September 30, 2015

			% of Total
Shares		Value	Net Assets

Scientific Instruments: Electric
2,925	Smith AO Corp.	$ 190,681
Machinery: Industrial
6,895	Proto Labs, Inc. *	461,965
3,690	Westinghouse Air Brake Technologies Corp.	324,904
Machinery: Industrial Total		786,869
Machinery: Specialty
6,020	Graco, Inc.	403,521

Producer Durables Sector Total		5,192,078	28.09%

Technology
Computer Services Software & Systems
19,925	ACI Worldwide, Inc. *	420,816
6,495	Ansys, Inc. *	572,469
10,565	BlackBaud, Inc.	592,908
17,895	Bottomline Technologies, Inc. *	447,554
10,935	Fleetmatics Group PLC (Ireland) *	536,799
3,600	Guidewire Software, Inc. *	189,288
15,600	NIC, Inc.	276,276
21,055	Pros Holdings, Inc. *	466,158
11,020	SciQuest, Inc. *	110,200
6,160	SPS Commerce, Inc. *	418,202
4,110	Tyler Technologies, Inc. *	613,664
Computer Services Software & Systems Total		4,644,334
Electronic Components
6,725	Rogers Corp. *	357,636
Electronics
3,855	IPG Photonics Corp. *	292,864

	Technology Sector Total	5,294,834	28.64%

TOTAL COMMON STOCKS
	(Cost $19,357,993)	$18,459,189	99.86%

TOTAL INVESTMENTS
	(Cost $19,357,993)	$18,459,189	99.86%

	Other Assets in Excess of Liabilities	25,529	0.14%

	TOTAL NET ASSETS	$18,484,718	100.00%

* Non-income producing.
The accompanying notes are an integral part of the financial statements.

CONESTOGA FUNDS

Statements of Assets and Liabilities
September 30, 2015

Assets:	SMALL CAP FUND	SMID CAP FUND
Investments in Securities:
Unaffiliated Investments at Value (Cost $401,030,393 and $19,357,993, respectively)	$ 575,152,202	$ 18,459,189
Affiliated Investments at Value (Cost $10,562,343 and $0, respectively)	11,837,811	-
Total Investments at Value (Cost $411,592,736 and $19,357,993, respectively)	586,990,013	18,459,189
Cash	13,837,433	48,299
Receivables:
Shareholder Subscriptions	303,334	12,084
Portfolio Securities Sold	2,456,501	181,132
Dividends	335,543	2,178
Interest	67	2
Prepaid Expenses	86,074	2,897
Total Assets	604,008,965	18,705,781
Liabilities:
Payables:
Shareholder Redemptions	9,130,390	70
Portfolio Securities Purchased	2,486,070	183,596
Accrued Investment Advisory Fees	472,881	5,000
Accrued Compliance Fees	3,364	-
Accrued Distribution Fees	30,179	402
Accrued Trustees' Fees	20,598	105
Other Expenses	243,123	31,890
Total Liabilities	12,386,605	221,063
Net Assets	$ 591,622,360	$ 18,484,718

Net Assets Consist of:
Beneficial Interest Paid-in	$ 420,239,616	$ 19,706,893
Accumulated Net Investment Loss	(2,357,948)	(98,214)
Accumulated Net Realized Loss on Investments	(1,656,585)	(225,157)
Net Unrealized Appreciation (Depreciation) in Value of Investments	175,397,277	(898,804)
Net Assets	$ 591,622,360	$ 18,484,718

Institutional Class Shares:
Net Assets	$ 155,066,738	$ 16,706,123
Shares outstanding, Unlimited Number of Shares Authorized with a $0.001 Par Value, respectively	4,621,843	1,922,554
Net Asset Value, Offering and Redemption Price Per Share	$ 33.55	$ 8.69
($155,066,738/4,621,843 shares) and ($16,706,123/1,922,554 shares), respectively

Investors Class Shares:
Net Assets	$ 436,555,622	$ 1,778,595
Shares outstanding, Unlimited Number of Shares Authorized with a $0.001 Par Value, respectively	13,044,842	205,217
Net Asset Value, Offering and Redemption Price Per Share	$ 33.47	$ 8.67
($436,555,622/13,044,842 shares) and ($1,778,595/205,217 shares), respectively

The accompanying notes are an integral part of the financial statements.

CONESTOGA FUNDS

Statements of Operations
For the Year Ended September 30, 2015

Investment Income:	SMALL CAP FUND	SMID CAP FUND
Dividends:
Unaffiliated dividends (net of foreign taxes withheld of $0 and $0, respectively)	$ 4,264,067	$ 75,673
Affiliated dividends (Note 3)	507,518	-
Interest	559	69
Total Investment Income	4,772,144	75,742
Expenses:
Investment advisory fees (Note 3)	6,008,249	133,162
Shareholder servicing fees (Note 3)
Institutional Class	107,928	5,467
Investors Class	1,329,861	5,865
Distribution fees - Investors Class (Note 3)	227,402	1,493
Audit fees	16,200	13,501
Legal fees	96,586	61,819
Custody expenses	85,437	3,335
Transfer agent expenses (Note 3)	193,244	28,051
Registration expenses	68,533	3,510
Offering costs	-	7,198
Miscellaneous expenses	491	921
Printing and mailing fees	47,602	781
Compliance fees	2,686	-
Trustees' fees	225,449	17,142
Total expenses	8,409,668	282,245
Less: Advisory fees waived	(1,307,812)	(104,052)
Net expenses	7,101,856	178,193

Net Investment Loss	(2,329,712)	(102,451)

Realized and unrealized gain (loss) on investments:
Net realized loss on investments:
Unaffiliated investments	(12,847,779)	(224,158)
Affiliated investments	(359,302)	-
Net change in unrealized appreciation (depreciation):
Unaffiliated investments	69,296,680	(589,298)
Affiliated investments	8,550,143	-
Net realized and unrealized gain (loss) on investments	64,639,742	(813,456)

Net increase (decrease) in net assets resulting from operations	$ 62,310,030	$ (915,907)

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	9/30/2015	9/30/2014
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (2,329,712)	$ (4,504,660)
Net realized gain (loss) on investments	(13,207,081)	19,354,097
Net change in unrealized appreciation (depreciation) on investments	77,846,823	(79,558,743)
Net increase (decrease) in net assets resulting from operations	62,310,030	(64,709,306)

Distributions to shareholders from:
Net realized gain on investments
Investor Class	-	(12,065,191)
Total Distributions	-	(12,065,191)

From Fund share transactions:
Proceeds from sale of shares
Institutional Class	156,057,484	45,412,168	*
Investor Class	113,141,905	488,167,016
Shares issued on reinvestment of distributions
Investor Class	-	10,521,331
Cost of shares redeemed
Institutional Class	(45,956,927)	(86,897)	*
Investor Class	(355,772,560)	(354,375,678)
Total increase (decrease) in net assets from Fund share transactions	(132,530,098)	189,637,940

Total increase (decrease) in net assets	(70,220,068)	112,863,443

Net Assets at Beginning of Year	661,842,428	548,978,985
Net Assets at End of Year (Includes accumulated net
investment loss of $2,357,948 and $2,066,953, respectively)	$ 591,622,360	$ 661,842,428

* The Small Cap Fund's Institutional Class commenced operations on August 13, 2014.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMID CAP FUND

Statements of Changes in Net Assets

	For the		For the
	Year/Period Ended		Period Ended
	9/30/2015		9/30/2014 *
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (102,451)		$ (16,648)
Net realized gain (loss) on investments	(224,158)		10,009
Net change in unrealized depreciation on investments	(589,298)		(309,506)
Net decrease in net assets resulting from operations	(915,907)		(316,145)

From Fund share transactions:
Proceeds from sale of shares
Institutional Class	18,655,979	**	-
Investor Class	348,674		3,154,401
Cost of shares redeemed
Institutional Class	(990,617)	**	-
Investor Class	(1,399,532)		(52,135)
Total increase in net assets from Fund share transactions	16,614,504		3,102,266

Total increase in net assets	15,698,597		2,786,121

Net Assets at Beginning of Year/Period	2,786,121		-
Net Assets at End of Year/Period (Includes accumulated net
investment loss of $98,214 and $-, respectively)	$ 18,484,718		$ 2,786,121

* For the period January 21, 2014 (commencement of operations of the SMid Cap Fund's Investors Class) through September 30, 2014.
** The SMid Cap Fund's Institutional Class commenced operations on December 15, 2014.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Institutional Class

Financial Highlights

Selected data for a share outstanding throughout each period:

	For the	For the
	Year Ended	Period Ended
	9/30/2015	9/30/2014 *

Net asset value - beginning of period	$30.73	$32.18

From Operations:
Net investment loss (a)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments	2.91	(1.44)
Total from investment operations	2.82	(1.45)

Net asset value - end of period	$33.55	$30.73

Total return	9.18%	(4.51)%	(b)
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 155,067	$ 43,355

Before waivers
Ratio of expenses to average net assets	1.09%	1.09%	(c)
Ratio of net investment loss to average net assets	(0.44)%	(0.40)%	(c)

After waivers
Ratio of expenses to average net assets	0.90%	0.90%	(c)
Ratio of net investment loss to average net assets	(0.25)%	(0.20)%	(c)

Portfolio turnover rate	11.66%	18.13%	(b)

* For the period August 13, 2014 (commencement of operations of the Small Cap Fund's Institutional Class) through September 30, 2014.
(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b) Not annualized.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Investors Class

Financial Highlights

Selected data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/2015	9/30/2014	9/30/2013	9/30/2012	9/30/2011

Net asset value - beginning of year	$30.72	$33.59	$24.90	$20.43	$19.28

From Operations:
Net investment loss (a)	(0.13)	(0.22)	(0.02)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	2.88	(2.02)	8.83	5.10	1.23
Total from investment operations	2.75	(2.24)	8.81	4.98	1.15

Distributions to shareholders:
From net investment income	-	-	-	-	-
From net realized capital gains	-	(0.63)	(0.12)	(0.51)	-
Total distributions	-	(0.63)	(0.12)	(0.51)	-

Net asset value - end of year	$33.47	$30.72	$33.59	$24.90	$20.43

Total return	8.95%	(6.96)%	35.59%	24.61%	5.96%
Ratios/supplemental data
Net Assets - end of year (thousands)	$ 436,556	$ 618,488	$ 548,979	$ 297,001	$ 133,214

Before waivers
Ratio of expenses to average net assets	1.30%	1.24%	1.21%	1.22%	1.27%
Ratio of net investment loss to average net assets	(0.57)%	(0.78)%	(0.20)%	(0.62)%	(0.53)%

After waivers
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets	(0.37)%	(0.64)%	(0.09)%	(0.50)%	(0.36)%

Portfolio turnover rate	11.66%	18.13%	14.98%	16.42%	18.03%

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMID CAP FUND

Institutional Class

Financial Highlights

Selected data for a share outstanding throughout the period:
	For the
	Period Ended
	9/30/2015 *

Net asset value - beginning of period	$8.92

From Operations:
Net investment loss (a)	(0.05)
Net realized and unrealized loss on investments	(0.18)
Total from investment operations	(0.23)

Net asset value - end of period	$8.69

Total return	(2.58)%	(b)
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 16,706

Before waivers
Ratio of expenses to average net assets	1.72%	(c)
Ratio of net investment loss to average net assets	(1.25)%	(c)

After waivers
Ratio of expenses to average net assets	1.10%	(c)
Ratio of net investment loss to average net assets	(0.63)%	(c)

Portfolio turnover rate	12.63%	(b)

* For the period December 15, 2014 (commencement of operations of the SMid Cap Fund's Institutional Class) through September 30, 2015.
(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b) Not annualized.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMID CAP FUND

Investors Class

Financial Highlights

Selected data for a share outstanding throughout each period:
	For the		For the
	Year Ended		Period Ended
	9/30/2015		9/30/2014 *

Net asset value - beginning of period	$8.73		$10.00

From Operations:
Net investment loss (a)	(0.07)		(0.06)
Net realized and unrealized gain (loss) on investments	0.01	(d)	(1.21)
Total from investment operations	(0.06)		(1.27)

Net asset value - end of period	$8.67		$8.73

Total return	(0.69)%		(12.70)%	(b)
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 1,779		$ 2,786

Before waivers
Ratio of expenses to average net assets	2.25%		6.58%	(c)
Ratio of net investment loss to average net assets	(1.67)%		(6.12)%	(c)

After waivers
Ratio of expenses to average net assets	1.35%		1.35%	(c)
Ratio of net investment loss to average net assets	(0.77)%		(0.89)%	(c)

Portfolio turnover rate	12.63%		9.60%	(b)

* For the period January 21, 2014 (commencement of operations of the Smid Cap Fund's Investors Class) through September 30, 2014.
(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b) Not annualized.
(c) Annualized.
(d) The amount of net realized and unrealized gain (loss) on investments on a per share basis does not accord with the amounts presented in the
Statement of Operations due to the timing of subscriptions and redemptions in relation to fluctuating market values during the period.

The accompanying notes are an integral part of the financial statements.

CONESTOGA FUNDS

Notes to Financial Statements

September 30, 2015

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series, the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga SMid Cap Fund (the “SMid Cap Fund”, together with the Small Cap Fund, collectively known as the “Funds”) and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act").  The Funds’ investment strategy is to achieve long-term growth of capital. The Small Cap Fund currently offers two classes of shares, Investors Class and Institutional Class. The Small Cap Fund's Investors Class commenced operations on October 1, 2002. The Small Cap Fund's Institutional Class commenced operations on August 13, 2014.  The SMid Cap Fund currently offers two classes of shares, Investors Class and Institutional Class. The SMid Cap Fund's Investors Class commenced operations on January 21, 2014. The SMid Cap Fund's Institutional Class commenced operations on December 15, 2014. The Funds’ investment adviser is Conestoga Capital Advisors, LLC (the “Adviser”).  The Financial Statements of Institutional Advisors LargeCap Fund are included in a separate annual report.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price on the primary exchange.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Funds’ Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”) of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-level hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-level hierarchy of inputs is summarized below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Small Cap Fund’s assets measured at fair value as of September 30, 2015 by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2015 (Total)
Assets
Common Stocks	586,990,013	-	-	586,990,013
Total	$ 586,990,013	$ -	$ -	$ 586,990,013

At September 30, 2015, there were no transfers among Level 1, 2, or 3 based on the input levels on September 30, 2014. It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by industry, please refer to the Fund’s Schedule of Investments. The Fund did not hold any Level 3 securities during the year ended September 30, 2015.

The following table presents information about the SMid Cap Fund’s assets measured at fair value as of September 30, 2015, by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2015 (Total)
Assets
Common Stocks	18,459,189	-	-	18,459,189
Total	$ 18,459,189	$ -	$ -	$ 18,459,189

At September 30, 2015, there were no transfers among Level 1, 2, or 3 based on the input levels on September 30, 2014. It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by industry, please refer to the Fund’s Schedule of Investments. The Fund did not hold any Level 3 securities during the year ended September 30, 2015.

Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any realized capital gains.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Funds’ tax positions as of September 30, 2015, and has determined that none of them are uncertain.

Management has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended (2012-2014) and for the year ended September 30, 2015 are open for examination. No examination of any of the Funds’ tax returns is currently in progress.

During the year ended September 30, 2015, the Small Cap Fund inadvertently failed to distribute to its shareholders its accumulated net realized gains from the year ended September 30, 2014, resulting in the Small Cap Fund failing to meet the distribution requirements under Subchapter M of the Internal Revenue Code and causing its status as a RIC to terminate. The Internal Revenue Code contains curative provisions that allowed the Small Cap Fund to re-establish its status as a RIC retroactive to the year ended September 30, 2014. In order to qualify for this relief, the Small Cap Fund paid to its shareholders a "deficiency dividend" and will need to pay interest and penalties to the Internal Revenue Service.

Dividends and Distributions - The Funds intend to distribute substantially all of their net investment income and capital gains to their shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale, late year, and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Funds record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other - Permanent book/tax differences are reclassified among the components of capital and do not affect net assets.

Expenses - Expenses incurred by the Trust that do not relate to a specific Fund of the Trust will be allocated to the individual Funds based on each Fund's relative net assets or another appropriate basis (as determined by the Board).

Note 3. Investment Advisory Agreement and Other Related Party Transactions

Prior to July 1, 2014, under the terms of the previous Investment Advisory Agreement, the Adviser paid all Small Cap Fund expenses except the fees and expenses of the independent trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs. Prior to July 1, 2014, pursuant to the Investment Advisory Agreement the Small Cap Fund paid the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Small Cap Fund. As of July 1, 2014, the Small Cap Fund changed from a unitary fee, as described above, to a fee for investment advisory services only, with other services provided separately.

Effective July 1, 2014, the Small Cap Fund entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Small Cap Fund. Pursuant to the Investment Advisory Agreement, the Small Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.90% of average daily net assets of the Small Cap Fund.  For the year ended September 30, 2015, the Small Cap Fund incurred investment advisory fees of $6,008,249.  The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, and interest) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of the Small Cap Fund’s average daily net assets until at least January 31, 2016.  In addition, if at any point during the two fiscal years after the fiscal year in which the Adviser waived fees and/or made reimbursements, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements to the extent such a recapture does not cause the Fund’s “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the of the waiver or reimbursement.  Amounts recoverable are in the table below.  For the year ended September 30, 2015, the Adviser waived $1,307,812 of its fees pursuant to its agreement with the Small Cap Fund under this arrangement.

Period Ended	Amount Recoverable	Recoverable Through
September 30, 2014	$ 343,865	September 30, 2016
September 30, 2015	$1,307,812	September 30, 2017

The SMid Cap Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund.  Pursuant to the Advisory Agreement, the SMid Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.85% of average daily net assets of the SMid Cap Fund.  For the year ended September 30, 2015, the SMid Cap Fund incurred advisory fees of $133,162.  The Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expense, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the SMid Cap Fund’s average daily net assets until at least January 31, 2016.  In addition, if at any point during the two fiscal years after the fiscal year or period in which the Adviser waived fees and/or made reimbursements, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements to the extent such a recapture does not cause the Fund’s “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the of the waiver or reimbursement.  Amounts recoverable are in the table below.  For the year ended September 30, 2015, the Adviser waived fees pursuant to its agreement with the SMid Cap Fund of $104,052.

Period Ended	Amount Recoverable	Recoverable Through
September 30, 2014	$97,068	September 30, 2016
September 30, 2015	$104,052	September 30, 2017

The Trust, on behalf of the Small Cap Fund and SMid Cap Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Funds to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds’.  The Distribution Plan provides that the Funds will reimburse the Distributor for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Investors Class Shares average daily net assets. The Board has determined to limit the distribution fees paid by Investors Class Shares of the Funds’ to an annual rate of 0.05% of the average daily net assets attributable to Investors Class Shares through at least September 30, 2016. For the year ended September 30, 2015, the Small Cap Fund's Investors Class and the SMid Cap Fund's Investors Class incurred $227,402 and $1,493 in 12b-1 fees, respectively.

The Trust, on behalf of the Small Cap Fund and the SMid Cap Fund, has adopted a Shareholder Servicing Plan, under which the Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Funds may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the Investors Class Shares and Institutional Class Shares, serviced by a particular agent. The Funds do not intend to pay more than 0.10% of the average daily net assets of the Institutional Class Shares in servicing fees for Institutional Class shares through September 30, 2016, serviced by a particular agent.  For the year ended September 30, 2015, the Small Cap Fund incurred $107,928 and $1,329,861, for the Institutional Class and Investors Class, respectively, in Shareholder Servicing Fees. For the year ended September 30, 2015, the SMid Cap Fund incurred $5,467 and $5,865, for the Institutional Class and Investors Class, respectively, in Shareholder Servicing Fees.

Transfer Agent

Mutual Shareholder Services, LLC (“MSS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Trust and the Adviser. Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Administration

MSS also performs certain administrative tasks as administrator for the Funds pursuant to a written agreement with the Trust and the Adviser. MSS supervises all aspects of the operations of the Funds except those reserved by the Adviser under its service agreements with the Trust. MSS is responsible for calculating the Funds’ net asset value, preparing and maintaining the books and accounts specified in Rules 31a-1 and 31a-2 of the 1940 Act, preparing financial statements contained in reports to stockholders of the Funds, preparing reports and filing with the Securities and Exchange Commission, preparing filing with state Blue Sky authorities and maintaining the Funds’ financial accounts and records.

For the services to be rendered as administrator, fund accountant and transfer agent, for the Funds, each Fund shall pay MSS an annual fee, paid monthly, based on the average net assets of each Fund, as determined by valuations made as of the close of each business day of the month.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Funds.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Funds.  As of September 30, 2014, MSS no longer provides an Assistant Treasurer to the Funds.

Distributor

Arbor Court Capital, LLC serves as distributor of the Funds.

Affiliated Investments

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Accordingly, during the year ended September 30, 2015, the following portfolio companies were considered to have been affiliates of the Small Cap Fund. Transactions in these companies during the year ended September 30, 2015 were as follows:

	9/30/2014 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	9/30/2015 Value	Net Realized Losses	Dividend Income
Mesa Laboratories, Inc. *	$10,500,648	$ 648,423	$(1,940,466)	$9,724,939	$18,933,544	$(268,316)	$112,422
National Research Corp., Class A	$ 5,724,400	$ 28,070	$ (184,704)	$ (415,656)	$ 5,152,110	$ (37,985)	$103,500
National Research Corp., Class B	$ 7,791,000	$ 104,935	$ (451,094)	$ (759,140)	$ 6,685,701	$ (53,001)	$291,596
	$24,016,048	$ 781,428	$(2,576,264)	$ 8,550,143	$30,771,355	$(359,302)	$507,518

The shares held in companies considered to be affiliates of the Small Cap Fund as of the year ended September 30, 2015 were as follows:

Shares
National Research Corp., Class A	431,500
National Research Corp., Class B	202,597

* Represents less than 5% of the outstanding shares at 9/30/2015 and is no longer considered an affiliated company as of 9/30/2015.

Note 4. Concentration of Investments

The Small Cap Fund currently invests greater than 25% of its net assets in the technology sector and the healthcare sector. The SMid Cap Fund invests greater than 25% of its net assets in the producer durables sector and technology sector. Concentration of investments in a particular sector poses additional risk since events unique to a sector could affect those securities. These events may not necessarily affect the whole economy.

Note 5. Investment Transactions

SMALL CAP FUND:

Investment transactions, excluding short-term investments, for the year ended September 30, 2015, were as follows:

Purchases……………………………………………...…	$ 76,578,239
Sales………………………………………………………..	$ 213,455,916

SMID CAP FUND:

Investment transactions, excluding short-term investments, for the year ended September 30, 2015, were as follows:

Purchases……………………………………………..……	$ 18,429,764
Sales………………………………………………………….	$ 1,891,635

Note 6. Federal Income Tax

SMALL CAP FUND:

For Federal Income Tax purposes, the cost of investments owned at September 30, 2015 was $411,950,286.  As of September 30, 2015, the gross unrealized appreciation on a tax basis totaled $194,219,191 and the gross unrealized depreciation totaled $19,179,464 for a net unrealized appreciation of $175,039,727.

As of September 30, 2015 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

$175,039,727

Undistributed net realized gain on investments

    11,601,814

Capital loss carryforward

    (6,697,697)

Late year and post-October losses

    (8,561,100)

Total

$171,382,744

As of September 30, 2015, the Small Cap Fund had short-term and long-term capital loss carryforwards of $5,651,041 and $1,046,656, respectively, with no expiration.

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Late year losses incurred after December 31 and post-October losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal year ended September 30, 2015, the Small Cap Fund incurred and elected to defer such late year losses of $2,357,948 and post-October losses of $6,203,152.

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014:

	September 30, 2015	September 30, 2014
Ordinary income	$ -	$ 2,290,291
Long term capital gain	-	9,774,900
Total	$ -	$12,065,191

During the year ended September 30, 2015, the Small Cap Fund did not pay any distributions.

Permanent book and tax differences, primarily attributable to the tax treatment of net investment losses and equalization accounting used for tax purposes, resulted in a reclassification for the Small Cap Fund for the year ended September 30, 2015 as follows: an increase of beneficial interest paid-in of $2,558,090; a decrease of accumulated net investment loss of $2,038,717; and an increase of accumulated net realized loss of 4,596,807.

SMID CAP FUND:

For Federal Income Tax purposes, the cost of investments owned at September 30, 2015 was $19,358,992.  As of September 30, 2015, the gross unrealized appreciation on a tax basis totaled $972,545 and the gross unrealized depreciation totaled $1,872,348 for a net unrealized depreciation of $899,803. During the year ended September 30, 2015, the SMid Cap Fund did not pay any distributions. During the period January 21, 2014 (commencement of operations) through September 30, 2014, the SMid Cap Fund did not pay any distributions.

As of September 30, 2015, the components of accumulated deficit on a tax basis were as follows:

Net unrealized depreciation

           $   (899,803)

Accumulated net realized loss on investments

    (48,165)

Accumulated net investment loss

-

Late year and post-October losses

  (274,207)

Total

 $(1,222,175)

 As of September 30, 2015, the SMid Cap Fund had short-term capital loss carryforwards of $48,165 with no expiration.

The difference between the accumulated net realized loss for tax purposes and the accumulated net realized loss reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized depreciation on a tax basis and the net unrealized depreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Late year losses incurred after December 31 and post-October losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal year ended September 30, 2015, the SMid Cap Fund incurred and elected to defer such late year losses of $98,214 and post-October losses of $175,993.

Permanent book and tax differences, primarily attributable to the tax treatment of net investment losses, resulted in a reclassification for the SMid Cap Fund for the year ended September 30, 2015 as follows: a decrease of beneficial interest paid-in of $4,237 and a decrease in accumulated net investment loss of $4,237.

Note 7. Beneficial Interest

The following table summarizes the activity in Investors Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014
	Shares	Value	Shares	Value
Issued	3,316,302	$ 113,141,905	14,082,169	$ 488,167,016
Reinvested	-	-	287,468	10,521,331
Redeemed	(10,406,668)	(355,772,560)	(10,578,882)	(354,375,678)
Total	(7,090,366)	$ (242,630,655)	3,790,755	$ 144,312,669

The following table summarizes the activity in Institutional Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2015		For the Period August 13, 2014 (commencement of operations of the Small Cap Fund's Institutional Class) through September 30, 2014
	Shares	Value	Shares	Value
Issued	4,512,702	$ 156,057,484	1,413,551	$ 45,412,168
Redeemed	(1,301,623)	(45,956,927)	(2,787)	(86,897)
Total	3,211,079	$ 110,100,557	1,410,764	$ 45,325,271

The following table summarizes the activity in Investors Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2015		For the Period January 21, 2014 (commencement of operations of the SMid Cap Fund's Investors Class) through September 30, 2014
	Shares	Value	Shares	Value
Issued	38,109	$ 348,674	324,475	$ 3,154,401
Redeemed	(151,892)	(1,399,532)	(5,475)	(52,135)
Total	(113,783)	$ (1,050,858)	319,000	$ 3,102,266

The following table summarizes the activity in Institutional Class shares of the SMid Cap Fund:

	For the Period December 15, 2014 (commencement of operations of the SMid Cap Fund's Institutional Class) through September 30, 2015
	Shares	Value
Issued	2,027,859	$ 18,655,979
Redeemed	(105,305)	(990,617)
Total	1,922,554	$ 17,665,362

Note 8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

Note 9. Control & Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act.  As of September 30, 2015, National Financial Service Corp., for the benefit of its customers, owned 41.97% of the Small Cap Fund.  As of September 30, 2015, Charles Schwab & Co., Inc., for the benefit of its customers, owned 78.38% of the SMid Cap Fund.

Note 10. New Accounting Pronouncement Note

In May 2015, the FASB issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

Note 11. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Conestoga Small Cap Fund and

Conestoga SMid Cap Fund and the Board of Trustees of

Conestoga Funds

We have audited the accompanying statement of assets and liabilities of the Conestoga Small Cap Fund, a series of shares of beneficial interest in the Conestoga Funds, including the schedule of investments, as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended.  We have also audited the accompanying statement of assets and liabilities of Conestoga SMid Cap Fund, a series of shares of beneficial interest of the Conestoga Funds, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, and statements of changes in net assets and the financial highlights for the year then ended and the period January 21, 2014 (commencement of operations) through September 30, 2014.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund as of September 30, 2015, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 25, 2015

CONESTOGA FUNDS

(Unaudited)

September 30, 2015

Shareholder Meeting

A special meeting of shareholders of the Conestoga SMid Cap Fund (“Fund”) was held on June 10, 2015 at the offices of Conestoga Capital Advisors, LLC, at 550 E. Swedesford Rd. Suite 120 Wayne, Pennsylvania.  At the meeting, the following matters were voted upon by those shareholders (the resulting votes are presented below):

           The approval of a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act,”) for Investors Class Shares of the Fund is as follows:

FUND	FOR	AGAINST	ABSTAIN
SMid Cap Fund	146,490	0	0

That the results of the voting of shares with respect to the approval of a new servicing plan under rule 12b-1 of the 1940 Act for Institutional Class Shares of the Fund is as follows:

FUND	FOR	AGAINST	ABSTAIN
SMid Cap Fund Trustees and Officers	1,776,805	6,203	0

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees.  Information pertaining to the trustees and officers of the Trust are set forth below.  The Funds’ Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees [4]:
William B. Blundin (1939)	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997; Senior Vice President of Bisys Group from 1995 to 1998; Vice Chairman and Founding Partner of Concord Holding Corp and Concord Financial Group from 1987 to 1995.	3	Trustee, the Saratoga Advantage Funds (14 investment portfolios) from 2003 to 2012
Nicholas J. Kovich (1956)	Trustee	Since 2002	Managing Director, Beach Investment Counsel, since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982 to 1988.	3	Trustee, the Milestone Funds (1 portfolio) from 2007 to 2011
James G. Logue (1956)	Trustee	Since 2013	Shareholder, McCausland Keen & Buckman (“MKB”) (attorneys at law) since 1991; Associate, MKB from 1987 to 1990.	3	None
Richard E. Ten Haken (1934)	Trustee	Since 2002

Chairman and President, Ten Haken & Associates, Inc.(financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992, Chairman of Audit Committee from 1992 to 2001, Independent Trustee from 1982 to 2001; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President from 1992 to 1994, Trustee from 1972 to 1994, Vice-Chairman of Board and Vice-President from 1977 to 1992; District Superintendent of Schools, State of New York from 1970 to 1993.

				3	None
John G. O’Brien (1941)	Trustee	Since 2014	Managing Director, Prairie Capital Management [5] since 2001; Vice Chairman and Director of Equity Capital Markets at George K. Baum & Co. 1997 to 2001; Managing Director & Senior Advisor at Credit Suisse First Boston from 1987 to 1997; Vice President at Goldman Sachs from 1969 to 1987.	3	None
Interested Trustees [4]:
William C. Martindale, Jr. [6] (1942)	Chairman of the Board, CEO & Trustee	Chairman since 2011, CEO since 2010 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC from 2001 to 2014.	3	None
Robert M. Mitchell[6] (1969)	Trustee & Treasurer	Trustee since 2011 & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.	3	None

CONESTOGA FUNDS

Trustees and Officers (Continued) (Unaudited)

September 30, 2015

Name & Year of Birth	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Officers:
Duane R. D’Orazio (1972)	Secretary since 2002; Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2008	Managing Partner and Co-Founder of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Mark S. Clewett (1968)	Senior Vice President since 2006	Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC since 2006; Senior Vice President—Consultant Relationships for Delaware Investments from 1997 to 2005.
Joseph F. Monahan (1959)	Senior Vice President since 2009	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008; Senior Vice President and Chief Financial Officer at McHugh Associates from 2001 to 2008.
David M. Lawson (1951)	Senior Vice President since 2009	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008; President and Chief Operating Officer of McHugh Associates from 1995 to 2008.
Michelle L. Patterson (1976)	Vice President since 2003	Partner of Conestoga Capital Advisors, LLC since 2003; Operations and Marketing Analyst since 2001.
M. Lorri McQuade (1950)	Vice President since 2003	Partner of Conestoga Capital Advisors, LLC since 2003; Administrative Manager since 2001.
Alida Bakker-Castorano (1960)	Vice President since 2011

Operations Manager and Performance Analyst of Conestoga Capital Advisors, LLC since 2011; Client Service at Logan Capital from 2009 to 2011; Operations and Trading Support at McHugh Associates from 2001 to 2009.

Notes:

1

There is no defined term of office for service as a Trustee or Officer.  Each Trustee and Officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

2

The “Fund Complex” consists of the Funds and the Institutional Advisors LargeCap Fund.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies"), or other investment companies registered under the 1940 Act.

4

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.

5     Prairie Capital Management, LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, which has investments in the Conestoga Funds. Prairie Capital Management, LLC is a subsidiary of UMB Bank, N.A., the Funds’ custodian.

6     Mr. Mitchell is deemed to be an “interested person” of the Trust by reason of his position as Managing Partner of Conestoga Capital Advisors, LLC. Mr. Martindale is deemed to be an “interested person” of the Trust by reason of his ownership of nonvoting stock of Conestoga Capital Advisors, LLC.

CONESTOGA FUNDS

Additional Information

September 30, 2015 (Unaudited)

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Funds’ portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) from Form N-PX filed by the Fund with the SEC’s website at www.sec.gov.

Statement of Additional Information

The Funds’ Statement of Additional Information ("SAI") include additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2014, the Small Cap Fund's Investors Class paid a short term capital gain distribution of $0.12018 per share and a long term capital gain distribution of $0.51293 per share on December 27, 2013, for a total distribution of $12,065,191.

During the period August 14, 2014 (commencement of investment operations) through September 30, 2014, the Small Cap Fund's Institutional Class did not pay a distribution.

During the period January 21, 2014 (commencement of investment operations) through September 30, 2014, the SMid Cap Fund's Investors Class did not pay a distribution.

The Institutional Class of the SMid Cap Fund commenced operations on December 15, 2014.

During the year or period ended September 30, 2015, neither Fund paid a distribution.

Board of Trustees

Interested Trustees

William C. Martindale, Jr., Chairman

Robert M. Mitchell

Independent Trustees

William B. Blundin

Nicholas J. Kovich

James G. Logue

John G. O'Brien

Richard E. Ten Haken

Investment Adviser

Conestoga Capital Advisors, LLC

CrossPoint at Valley Forge

550 E. Swedesford Road, Suite 120 East

Wayne, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank, NA

928 Grand Blvd.

Kansas City, MO  64106

Distributor

Arbor Court Capital, LLC

2000 Auburn Drive, Suite 120

Cleveland, OH  44122

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA  19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square Suite 2000

Philadelphia, PA  19103

Conestoga Funds' Officers

William C. Martindale, Jr., CEO

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

Alida Bakker-Castorano, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Institutional Advisors

LargeCap Fund

M a n a g e d   B y

Institutional Advisors LLC

ANNUAL REPORT

September 30, 2015

Manager’s Letter

As of September 30, 2015

Dear Fellow Shareholders,

Continued declines in the Energy and Materials sectors, concern about the economic slowdown in China and other emerging markets, and the Federal Reserve’s interest rate intentions took their toll on the equity markets in the third quarter of 2015. The S&P 500 produced a third quarter decline of 6.44% which was its worst 3rd quarter since 2011. It also, at one point in late August, experienced its first 10% correction in four years. During these periods of heightened volatility and uncertainty, it might be comforting for investors to be reminded that over the last 50 years the market has exhibited an 80% probability of rising in the fourth quarter. Even after a negative third quarter, the market has risen 75% of the time in the fourth quarter and has produced an average return of over 9%. We believe that volatility will continue to come from the “unwinding” of financial crisis-era policies, but as long as our economy can support it, rising interest rates should not pose a problem for quality companies.

Within the S&P 500 Index (“S&P 500”), the best performing industry sectors for the third quarter were Utilities (+5.39%) and Consumer Staples (-0.20%), while the worst performers were Energy (-17.41%) and Materials(-16.89%). Investors generally favored stable over cyclical, growth over value, and high beta over low beta.  General valuations are within historically normal ranges with a forward P/E of around 17. Growth companies have outperformed Value companies by a wide spread of 6.49% year-to-date (-2.17% versus -8.66%), and the strength in the U.S. dollar continues to have a negative effect on our relative performance as our Large Cap companies tend to be disproportionally reliant on exports. For the trailing 12 months IALFX produced a total return of -4.02% versus -0.61%.

While these factors had a negative impact on the performance of the Institutional Advisors LargeCap Fund (IALFX), we believe these factor trends are unsustainable and that our low risk philosophy will prove the most profitable for our clients in the long run.  In the third quarter of 2015, the performance of the Fund was -6.78% versus the S&P 500 at -6.44%.  In the third quarter, stock selection in the Industrial sector produced our largest relative outperformance led by Raytheon Company (RTN), which advanced +14.19% while the sector produced a -6.90% return.  Our stock selection was least successful in the Information Technology sector where Qualcomm Inc. (QCOM) and Apple Inc. (AAPL) were our worst relative performers.

We believe it is essential to strike a balance between investors’ desire for return and their aversion to risk.  IALFX continues to provide strong, long-term relative performance, with a focus on managing downside risk and participation in the market’s upside potential.  The historical results of the strategy show lower price volatility, superior financial strength, more stable earnings growth than the S&P 500, and strong relative performance over longer time periods.   We remain committed to a disciplined equity strategy that places a premium on companies with strong profitability, attractive valuations, and consistent earnings growth.

Sincerely,

Terry L. Morris

Senior Equity Manager

Institutional Advisors LargeCap Fund

Comparison of Changes in Value of $10,000 as of Closing Business Day Prior to Inception (March 31, 2009)

(Unaudited)

$33,000
$28,000
$23,000
$18,000
$13,000
$8,000
Value of $10,000 Invested 3/31/2009
Institutional Advisors LargeCap Fund $24,156
S&P 500 Index $27,612
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015

	One Year Return	Three Year Return	Five Year Return	Since Inception (Annualized) (3/31/2009 through 9/30/2015)

Institutional Advisors LargeCap Fund	-4.02%	9.38%	11.27%	14.53%
S&P 500 Index	-0.61%	12.41%	13.34%	16.91%

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Fund's past performance does not predict its future performance.  The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INSTITUTIONAL ADVISORS LARGECAP FUND

Expense Example (Unaudited)

As a shareholder of the Institutional Advisors LargeCap Fund (the “Fund”), you incur the following costs: management fees, trustee fees, distribution fees, and transaction costs.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2015 through September 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Institutional Advisors LargeCap Fund:

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2015	September 30, 2015	April 1, 2015 through September 30, 2015

Actual	$1,000.00	$913.86	$5.81
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.00	$6.12

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

INSTITUTIONAL ADVISORS LARGECAP FUND

Portfolio Holdings

September 30, 2015

(Unaudited)

The following chart gives a visual breakdown of the Fund by the sectors as defined by the Global Industry Classification Standard developed by Morgan Stanley in collaboration with Standard and Poor’s.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2015 were $ 61,732,064.

Consumer Discretionary
15.73%
Consumer Staples
13.40%
Energy
3.56%
Financials
14.65%
Health Care
14.48%
Industrials
12.08%
Information Technology
22.02%
Materials
3.22%
Other Assets in Excess of Liabilities *
0.86%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%

*Other Assets in Excess of Liabilities is not a sector.

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments
September 30, 2015

			% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Distributors
25,735	Genuine Parts Co.	$2,133,174
Hotels, Restaurants & Leisure
14,114	McDonald's Corp.	1,390,652
Multiline Retail
36,665	Macy's, Inc.	1,881,648
Specialty Retail
32,845	The TJX Companies, Inc.	2,345,790
Textiles, Apparel & Luxury Goods
28,759	VF Corp.	1,961,651

Consumer Discretionary Sector Total		9,712,915	15.73%

Consumer Staples

Beverages
21,808	PepsiCo, Inc.	2,056,494
Food Products
18,200	Archer-Daniels-Midland Co.	754,390
20,429	McCormick & Co.	1,678,855
Food Products Total		2,433,245
Food & Staples Retailing
21,490	Walgreens Boots Alliance, Inc.	1,785,819
Household Products
31,465	Colgate Palmolive Co.	1,996,769

Consumer Staples Sector Total		8,272,327	13.40%

Energy

Energy Equipment & Services
14,061	Schlumberger Ltd. (France)	969,787
Oil, Gas & Consumable Fuels
16,555	Exxon Mobil Corp.	1,230,864

Energy Sector Total		2,200,651	3.56%
INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
September 30, 2015

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Financials

Banks
59,694	US Bancorp	$2,448,051
Consumer Finance
39,629	Franklin Resources, Inc.	1,476,577
35,710	Discover Financial Services	1,856,563
Consumer Finance Total		3,333,140
Insurance
41,812	Marsh & McLennan Companies, Inc.	2,183,423
19,102	Torchmark Corp.	1,077,353
Insurance Total		3,260,776

Financials Sector Total		9,041,967	14.65%
Health Care

Biotechnology
17,351	Gilead Sciences, Inc.	1,703,695
Health Care Providers & Services
13,849	Laboratory Corp. of America Holdings *	1,502,201
10,241	McKesson Corp.	1,894,892
16,453	Unitedhealth Group, Inc.	1,908,713
Health Care Providers & Services Total		5,305,806
Pharmaceuticals
20,641	Johnson & Johnson	1,926,837

Health Care Sector Total		8,936,338	14.48%

Industrials

Aerospace & Defense
17,192	Raytheon Co.	1,878,398
15,069	United Technologies Corp.	1,340,990
Aerospace & Defense Total		3,219,388
Air Freight & Logistics
23,506	C.H. Robinson Worldwide, Inc.	1,593,237

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
September 30, 2015

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Industrials (Continued)

Machinery
18,306	Dover Corp.	$1,046,737
Road & Rail
18,041	Union Pacific Corp.	1,595,005

Industrials Sector Total		7,454,367	12.08%

Information Technology

Communications Equipment
74,551	Cisco Systems, Inc.	1,956,964
20,535	Qualcomm, Inc	1,103,346
Communications Equipment Total		3,060,310
Electronic Equipment, Instruments, & Components
26,796	TE Connectivity Ltd. (Switzerland)	1,604,812
Semiconductors & Semiconductor Equipment
64,416	Intel Corp.	1,941,498
Software
60,012	Microsoft Corp.	2,656,131
52,000	Oracle Corp.	1,878,240
Software Total		4,534,371
Technology Hardware, Storage, & Peripherals
22,233	Apple, Inc.	2,452,300

Information Technology Sector Total		13,593,291	22.02%

Materials

Containers & Packaging
31,996	Ball Corp.	1,990,151

Materials Sector Total		1,990,151	3.22%

TOTAL COMMON STOCKS
	(Cost $44,047,679)	61,202,007	99.14%

TOTAL INVESTMENTS
	(Cost $44,047,679)	61,202,007	99.14%

	Other Assets in Excess of Liabilities	530,057	0.86%

	TOTAL NET ASSETS	$61,732,064	100.00%

* Non-income producing securities during the year.

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Assets and Liabilities
September 30, 2015

Assets:
Investments, at Value (Cost $44,047,679)	$61,202,007
Cash	523,705
Receivables:
Shareholder Subscriptions	7,997
Dividends and Interest	62,673
Total Assets	61,796,382
Liabilities:
Shareholder Redemptions Payable	326
Investment Advisory Fees Payable	56,475
Distribution Fees Payable	7,184
Trustee Fees Payable	333
Total Liabilities	64,318

Net Assets	$61,732,064

Net Assets Consist of:
Beneficial Interest Paid-In	$41,941,848
Undistributed Net Investment Income	460,552
Accumulated Net Realized Gain on Investments	2,175,336
Net Unrealized Appreciation in Value of Investments	17,154,328
Net Assets, for 3,163,016 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$61,732,064
Net Asset Value, Offering Price and Redemption Price
Per Share ($61,732,064/3,163,016 shares)	$19.52

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Operations
For the Year Ended
September 30, 2015

Investment Income:
Dividends	$1,365,407
Interest	56
Total Investment Income	1,365,463
Expenses:
Investment advisory fees (Note 3)	788,115
Distribution fees (Note 3)	6,679
Trustees' fees and expenses	66,789
Total Expenses	861,583
Less: Advisory fees waived (Note 3)	(53,431)
Net Expenses	808,152

Net Investment Income	557,311

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,434,575
Net change in unrealized appreciation on investments	(5,377,200)
Net realized and unrealized loss on investments	(2,942,625)

Net decrease in net assets resulting from operations	$(2,385,314)

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	9/30/2015	9/30/2014
Increase (Decrease) In Net Assets
From Operations:
Net investment income	$557,311	$536,638
Net realized gain on investments	2,434,575	5,039,371
Net change in unrealized appreciation on investments	(5,377,200)	5,680,080
Net increase (decrease) in net assets resulting from operations	(2,385,314)	11,256,089
Distributions to shareholders from:
Net investment income	(504,226)	(628,144)
Net realized gains	(5,054,450)	(3,305,736)
Total Distributions	(5,558,676)	(3,933,880)
From Fund share transactions:
Proceeds from sale of shares	11,489,986	7,945,718
Shares issued on reinvestment of distributions	727,691	497,570
Cost of shares redeemed	(9,385,372)	(12,059,116)
Total increase (decrease) in net assets resulting from Fund share transactions	2,832,305	(3,615,828)

Total increase (decrease) in net assets	(5,111,685)	3,706,381

Net Assets at Beginning of Year	66,843,749	63,137,368
Net Assets at End of Year (Includes undistributed net
investment income of $460,552 and $436,303, respectively)	$61,732,064	$66,843,749

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Financial Highlights

Selected data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2015	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011

Net asset value - beginning of year	$22.08	$19.74	$17.62	$14.29	$14.12

Net investment income (b)	0.18	0.17	0.24	0.15	0.10
Net realized and unrealized gain (loss) on investments	(0.87)	3.45	2.27	3.47	0.45	(a)
Total from investment operations	(0.69)	3.62	2.51	3.62	0.55

Distributions from:
Net investment income	(0.17)	(0.20)	(0.21)	(0.09)	(0.09)
Net realized gains	(1.70)	(1.08)	(0.18)	(0.20)	(0.29)
Total distributions	(1.87)	(1.28)	(0.39)	(0.29)	(0.38)

Net asset value - end of year	$19.52	$22.08	$19.74	$17.62	$14.29

Total return	(4.02)%	18.89%	14.66%	25.65%	3.73%
Ratios/supplemental data
Net Assets - end of year (thousands)	$61,732	$66,844	$63,137	$58,909	$50,053

Before waivers
Ratio of expenses to average net assets	1.29%	1.29%	1.29%	1.78%	1.87%
Ratio of net investment income to average net assets	0.75%	0.74%	1.22%	0.50%	0.11%

After waivers
Ratio of expenses to average net assets	1.21%	1.21%	1.21%	1.34%	1.35%
Ratio of net investment income to average net assets	0.83%	0.82%	1.30%	0.94%	0.63%

Portfolio turnover rate	25.27%	19.52%	24.23%	26.84%	25.93%

(a)  The amount of net gain from securities (both realized and unrealized) per share may not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(b) Per share net investment income has been determined on the basis of average number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

September 30, 2015

Note 1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series: the Institutional Advisors LargeCap Fund (the “Fund”), the Conestoga Small Cap Fund, and the Conestoga SMid Cap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s investment strategy is to provide long-term growth of capital.  The Fund's registration statement became effective with the Securities and Exchange Commission (the “SEC”), and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price on the primary exchange.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-level hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-level hierarchy of inputs is summarized below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2015, by major security type:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Balance as of September 30, 2015
	(Level 1)	(Level 2)	(Level 3)	(Total)
Assets
Common Stocks	61,202,007	---	---	61,202,007
Total	$ 61,202,007	---	---	$ 61,202,007

At September 30, 2015, there had been no significant transfers among Levels 1, 2, or 3 based upon the input levels assigned on September 30, 2014. It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by industry, please refer to the Schedule of Investments. The Fund did not hold any Level 3 securities during the year ended September 30, 2015.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gains.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Funds’ tax positions as of September 30, 2015, and has determined that none of them are uncertain.

Management has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended (2012-2014) are open for examination. No examination of any of the Fund’s tax returns is currently in progress.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Other – Permanent book/tax differences are reclassified among the components of capital.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Expenses - Expenses incurred by the Trust that do not relate to a specific fund or the Trust will be allocated to the individual funds based on each fund's relative net assets or another appropriate basis (as determined by the Trustees).

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in the overall management services to the Fund.  Under the terms of the Investment Advisory Agreement, the Adviser pays all Fund expenses with the exception of the fees and expenses of Independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  The Investment Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.18% of the Fund’s average daily net assets.

For the year ended September 30, 2015, the total investment advisory fees incurred by the Fund were $788,115.

The Adviser contractually agreed to limit the Fund’s expense ratio to 1.20% of the Fund’s average daily net assets until at least February 1, 2016, excluding 12b-1 distribution fees, shareholder servicing fees, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.  For the year ended September 30, 2015, the Adviser waived $53,431 under this arrangement.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.  During the year ended September 30, 2015, the Fund incurred $6,679 under the Distribution Plan.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

The Trust, on behalf of the Fund, has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.  The Fund presently does not have any such shareholder agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Transfer Agent

Mutual Shareholder Services, LLC (“MSS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Trust and the Adviser. Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Administration

MSS also performs certain administrative tasks as administrator for the Fund pursuant to a written agreement with the Trust and the Adviser. MSS supervises all aspects of the operations of the Fund except those reserved by the Fund’s investment Adviser under its service agreements with the Trust. MSS is responsible for calculating the Fund’s net asset value, preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act, preparing financial statements contained in reports to stockholders of the Fund, preparing reports and filing with the SEC, preparing filings with state “Blue Sky” authorities and maintaining the Fund’s financial accounts and records.

For the services rendered as administrator, fund accountant and transfer agent, the Adviser pays MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Beneficial Interest

As of September 30, 2015, there were an unlimited number of shares of beneficial interest authorized with a $0.001 par value per share.  The following table summarizes the activity in shares of the Fund:

	For the Year Ended 9/30/2015		For the Year Ended 9/30/2014
	Shares	Value	Shares	Value
Issued	536,474	$ 11,489,986	377,153	$ 7,945,718
Reinvested	33,350	727,691	24,439	497,570
Redeemed	(434,836)	(9,385,372)	(571,709)	(12,059,116)
Total	134,988	$ 2,832,305	(170,117)	$ (3,615,828)

Note 5.  Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2015, were as follows:

Purchases……………………………………………..………	$ 16,614,422
Sales…………………………………………………………….	$ 18,616,590

Note 6.  Federal Income Tax

For Federal Income Tax purposes, the cost of investments owned at September 30, 2015, was $44,207,438.  As of September 30, 2015, the gross unrealized appreciation on a tax basis totaled $18,731,875 and the gross unrealized depreciation totaled $1,737,306 for a net unrealized appreciation of $16,994,569.

The tax character of distributions paid during the year ended September 30, 2015 and year ended September 30, 2014:

	September 30, 2015	September 30, 2014
Ordinary income	$ 828,647	$ 854,516
Long Term Capital Gain	4,730,029	3,079,364
Total	$5,558,676	$3,933,880

As of September 30, 2015, the Fund’s most recent tax year-end, the components of accumulated income/(losses) on a tax basis were as follows:

Net unrealized appreciation	$ 16,994,569
Accumulated net realized gain	2,335,095
Undistributed ordinary income	460,552
Total	$ 19,790,216

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains on investments reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Permanent book and tax differences, primarily attributable to the recharacterization of  distributions for tax purposes, resulted in a reclassification for the Fund for the year ended September 30, 2015 as follows: an increase of accumulated net realized gain on investments of $28,836 and a decrease of undistributed net investment income of $28,836.

Note 7. Contingencies & Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

Note 8. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2015, NFS LLC Custodian f/b/o National Penn Investors Trust Company, in aggregate, owned approximately 95.12% of the Fund’s shares and may be deemed to control the Fund.

Note 9. New Accounting Pronouncement Note

In May 2015, the FASB issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

Note 10. Subsequent Events

On August 17, 2015, National Penn Bancshares, Inc. ("National Penn") announced its entry into a definitive agreement and plan of merger with BB&T Corporation ("BB&T"), dated as of August 17, 2015, pursuant to which National Penn will merge with and into BB&T, with BB&T surviving the merger, subject to the terms and conditions set forth therein.  National Penn is the parent company of Institutional Advisors LLC, the Fund’s advisor.  The transaction is expected to close mid-2016.

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the event noted above.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Institutional Advisors

LargeCap Fund and the Board of Trustees of

Conestoga Funds

We have audited the accompanying statement of assets and liabilities of Institutional Advisors LargeCap Fund, a series of shares of beneficial interest in the Conestoga Funds, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Advisors LargeCap Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 25, 2015

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2015

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name (Birth Year)	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees[4]:
William B. Blundin (1939)	Trustee since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997; Senior Vice President of Bisys Group from 1995 to 1998; Vice President and Founding Partner of Concord Holding Corp and Concord Financial Group from 1987 to 1995.	3	Trustee, the Saratoga Advantage Funds (14 investment portfolios) from 2003 to 2012
Nicholas J. Kovich (1956)	Trustee since 2002	Managing Director, Beach Investment Counsel, since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982 to 1988.	3	Trustee, the Milestone Funds (1 portfolio) from 2007 to 2011
James G. Logue (1956)	Trustee since 2013	Shareholder, McCausland Keen & Buckman (“MKB”) (attorneys at law) since 1991; Associate, MKB from 1987 to 1990.	3	None
John G. O’Brien (1941)	Trustee since 2014	Managing Director, Prairie Capital Management[5] since 2001; Vice Chairman and Director of Equity Capital Markets, George K. Baum & Co. 1997 to 2001; Managing Director & Senior Advisor, Credit Suisse First Boston from 1987 to 1997; Vice President, Goldman Sachs from 1969 to 1987.	3	None
Richard E. Ten Haken (1934)	Trustee since 2002

Chairman and President, Ten Haken & Associates, Inc.(financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992, Chairman of Audit Committee from 1992 to 2001, Independent Trustee from 1982 to 2001; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President from 1992 to 1994, Trustee from 1972 to 1994, Vice-Chairman of Board and Vice-President from 1977 to 1992; District Superintendent of Schools, State of New York from 1970 to 1993.

			3	None

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2015

Trustees and Officers (Continued)

(Unaudited)

Interested Trustees[4]:
Robert M. Mitchell[6] (1969)	Trustee since 2011 & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC (“CCA”) since 2001.	3	None
William C. Martindale, Jr.[6] (1942)	Chairman of the Board since 2011, CEO since 2010 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of CCA from 2001 to 2014.	3	None

Officers:
Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation During Past Five Years
Duane R. D’Orazio (1972)	Secretary since 2002; Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2008	Managing Partner and Co-Founder of CCA since 2001; Chief Compliance Officer of CCA since 2007.
Mark S. Clewett (1968)	Senior Vice President since 2006	Director of Institutional Sales and Client Service for CCA since 2006; Senior Vice President of Consultant Relations for Delaware Investments from 1997 to 2005.
Joseph F. Monahan (1959)	Senior Vice President since 2009	Managing Partner, Portfolio Manager, and Research Analyst for CCA since 2008; Senior Vice President and Chief Financial Officer of McHugh Associates from 2001 to 2008.
David M. Lawson (1951)	Senior Vice President since 2009	Managing Partner, Portfolio Manager, and Research Analyst for CCA since 2008; President and Chief Operating Officer of McHugh Associates from 1995 to 2008.

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2015

Trustees and Officers (Continued)

(Unaudited)

Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation During Past Five Years
M. Lorri McQuade (1950)	Vice President since 2003	Partner since 2003; Administrative Manager of CCA since 2001.
Michelle L. Patterson (1976)	Vice President since 2003	Partner since 2003; Operations and Marketing Analyst of CCA since 2001.
Alida Bakker-Castorano (1960)	Vice President since 2012	Operations Manager and Performance Analyst of CCA since 2011; Client Service at Logan Capital from 2009 to 2011; Operations and Trading Support at McHugh Associates from 2001 to 2009.

Notes:

1

There is no defined term of office for service as a Trustee or officer.  Each Trustee and officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

2

The “Fund Complex” consists of the Fund, the Conestoga Small Cap Fund, and the Conestoga SMid Cap Fund.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 550 E. Swedesford Road, Suite 120, Wayne, PA  19087.

5

Prairie Capital Management, LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, which has investments in the Conestoga Funds and in separate accounts managed by CCA. Prairie Capital Management, LLC is a subsidiary of UMB Bank, N.A., the Funds’ custodian.

6

Mr. Mitchell is deemed to be an “interested person” of the Trust by reason of his position as Managing Partner of CCA.  Mr. Martindale is deemed to be an “interested person” of the Trust by reason of his ownership of nonvoting stock of CCA.

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2015

 (Unaudited)

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at www.sec.gov beginning with the filing for the period ended June 30, 2009 (the Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the SEC’s website at www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2015, the Fund paid an income distribution of $0.16952 per share, a realized short-term capital gain distribution of $0.10907 per share, and a realized long-term capital gain distribution of $1.59023 for a total distribution of $5,558,676.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

Interested Trustees

William C. Martindale, Jr., Chairman

Robert M. Mitchell

Independent Trustees

William B. Blundin

Nicholas J. Kovich

James G. Logue

John G. O’Brien

Richard E. Ten Haken

Investment Adviser

Institutional Advisors LLC

1340 Broadcasting Road Suite 100

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue Suite 300A

Garden City, NY 11530

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel
Drinker Biddle & Reath LLP

One Logan Square Suite 2000

Philadelphia, PA  19103-6996

Officers of Institutional Advisors LLC

James D. King, President

Karen L. Kleffel, Chief Compliance Officer

Richard A. Lord, Jr., Chief Financial Officer

Sean P. Kehoe, Secretary

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Nicholas J. Kovich is an independent audit committee financial expert.

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2015

$ 38,900

FY 2014

$ 34,900

(b)

Audit-Related Fees

Registrant

Adviser

FY 2015

None

$ 0

FY 2014

None

$ 0

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2015

None

$ 6,100

FY 2014

None

$ 6,100

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2015

$ N/A

$ N/A

FY 2014

$ N/A

$ N/A

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 6,100

FY 2014

$ 6,100

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2015, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date December 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date December 2, 2015

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date December 2, 2015

* Print the name and title of each signing officer under his or her signature.